AMENDED AND RESTATED PROMISSORY NOTE

U.S. $6,500,000                                         Dated as of May 25, 2000


         FOR VALUE RECEIVED, the undersigned, Birmingham Syn Fuel, L.L.C., an Oregon limited liability company ("Debtor"), promises to pay to the joint order of Covol Technologies, Inc., a Delaware corporation ("Covol"), and Alabama Synfuel #1 Ltd., a Delaware limited partnership ("ASF"), the principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000), together with interest thereon at the Interest Rate (as hereinafter defined) (collectively, the "Obligations") from the date hereof until paid in full, all in accordance with the terms of this Amended and Restated Promissory Note (the "Note").

         This Note is delivered pursuant to that certain Settlement Agreement and Mutual Release ("Settlement Agreement"), dated as of May 25, 2000, by and among Covol and ASF (collectively, "Lender"), on the one hand, and Debtor, PacifiCorp Syn Fuel, L.L.C., an Oregon limited liability company, and PacifiCorp Financial Services, Inc., an Oregon corporation ("Financial"), on the other hand. For purposes of this Note, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Settlement Agreement.

         Interest shall accrue on the aggregate principal balance of this Note from the date hereof until the repayment in full of the Obligations at a rate of six percent (6%) per annum simple interest ("Interest Rate"). Interest shall be calculated based on a 365-day year calculated for the actual number of days elapsed and shall not compound. Accrued interest shall be due and payable quarterly in arrears on each March 31, June 30, September 30 and December 31 until final payment of the Obligations, with the first such interest payment due on June 30, 2000. All accrued and unpaid Obligations outstanding under this Note shall be due and payable on February 20, 2003.

         In addition to any rights of the Debtor under the Settlement Agreement, the Transaction Documents and applicable law, any amounts owing to Debtor from either the Lender or Covol under any of the Settlement Agreement or the Transaction Documents may be offset and applied toward the payment of the Obligations owing to the Lender, whether or not the Obligations, or any part thereof, shall be due and payable; provided, however, that Debtor shall give Lender ten (10) business days' written notice prior to exercising such right of offset.

         Subject to the immediately preceding paragraph, and upon thirty days written notice by Lender of (i) a failure by the Debtor to make payments required pursuant to the terms hereof, or (ii) an absolute and irrevocable abandonment of the Alabama Project, the Lender may declare this Note immediately due and payable without further presentment, demand, protest or notice of any kind, and thereafter interest shall continue to accrue at the Interest Rate.

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         In no contingency or event whatsoever shall the rate or amount of interest paid by the Debtor under this Note exceed the maximum amount permissible under the law, which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines that Lender has received interest under this Note in excess of the maximum amount permitted by such law (i) Lender shall apply such excess to (A) first, the unpaid principal portion of the Obligations, and (B) second, to the accrued but unpaid interest portion of the Obligations, or (C) third, if the amount of such excess exceeds the Obligations, Lender shall promptly refund such excess interest to Debtor and (ii) the provisions of this Note shall be deemed amended to provide for such permissible rate. All sums paid, or agreed to be paid, by Debtor which are, or hereafter may be construed to be, compensation for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, spread and allocated throughout the full term of such indebtedness until the indebtedness is paid in full.

         Both principal and interest are payable in United States Dollars in immediately available funds.

         This Note is subject to voluntary prepayment in whole or in part at the election of the Debtor.

         The payment of this Note is secured by a security interest in the Alabama Project, as more fully described in the Security Agreement, dated as of February 20, 1998, by and between Debtor and Lender as amended and restated by that Amended and Restated Security Agreement, dated the date hereof, by and between Debtor and Lender, and a Collateral Assignment of Sublease, dated as of February 20, 1998, delivered by Debtor for the benefit of the Lender, as amended and restated by that Amended and Restated Collateral Assignment of Lease, dated the date hereof, delivered by Debtor for the benefit of the Lender.

         This Note is assignable by Lender (any such assignment, other than a Pledge, as defined below, a "Sale"); provided, however, that in the event of a proposed Sale, Financial shall have the following limited right to purchase the
Note: prior to: (i) offering the Note for Sale or (ii) accepting an offer for the Sale of the Note, Lender must offer (the "Sale Offer") in writing to sell the Note to Financial at the price and terms it expects to receive in the case of clause (i) or would receive in the case of clause (ii). The Sale Offer shall also state the date for the consummation of the sale of the Note to Financial (the "Financial Sale Consummation Date"); provided that the Financial Sale Consummation Date shall not be less than fifteen (15) days after Lender's receipt of Financial's written acceptance of the Sale Offer. Financial shall have thirty (30) days after the delivery to it of the Sale Offer in which to agree in writing to purchase the Note. If Lender receives written notice from Financial within thirty (30) days of Financial's receipt of the Sale Offer that Financial has agreed to purchase the Note on the Financial Sale Consummation Date at the price and terms set forth in the Offer, the parties shall close the sale on the Financial Sale Consummation Date. If Financial fails to exercise in

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

writing its right to purchase the Note within the time period specified above, Financial shall be deemed to have consented to the proposed Sale to a third party upon the same price and terms set forth in the Sale Offer. In the event that Financial has accepted the Sale Offer within thirty (30) days, but fails to complete the purchase on the Financial Sale Consummation Date (unless such failure is caused by Lender, Covol or any affiliate thereof), then, without limiting any other rights which Lender may have against Debtor, neither Debtor nor Financial shall have the right to purchase the Note with respect to any subsequent proposed Sale. In the event Financial elects not to purchase the Note as contemplated above, Lender shall have a three-month period in which it may sell the Note to any third party on the same or higher price and the same or less seller-friendly terms as presented to Financial. If a subsequent Sale is for a lower price or on terms otherwise more favorable to the purchaser than the terms and conditions presented to Financial, Lender shall be required to make a new offer to Financial on price and terms identical to such third party proposal. Notwithstanding the foregoing, Lender may pledge and grant a security interest with respect to this Note and the Lender's rights hereunder (a "Pledge") to any person or entity ("Outside Lender") in connection with a financing arrangement requiring a Pledge (any such arrangement, a "Loan"); provided, however, that in the event of a proposed Pledge, Financial shall have the following limited right to extend to Lender the Loan and, if Financial elects not to provide the Loan, the Outside Lender shall provide Financial a right of first refusal to purchase the Note in the event of a foreclosure. Prior to consummating the Loan, Lender must offer (the "Loan Offer") in writing to enter into the Loan with Financial on the same terms its expects to receive from the prospective Outside Lender. The Loan Offer shall also state the date for the consummation of the Loan with Financial (the "Financial Loan Consummation Date"); provided that the Financial Loan Consummation Date shall not be less than five (5) business days after Lender's receipt of Financial's written acceptance of the Loan Offer. Financial shall have fifteen (15) days after the delivery to it of the Loan Offer in which to agree in writing to enter into the Loan. If Lender receives written notice from Financial within fifteen (15) days of Financial's receipt of the Loan Offer that Financial has agreed to enter into the Loan on the Financial Loan Consummation Date on the terms set forth in the Loan Offer, the parties shall close the financing on the Financial Loan Consummation Date. If Financial fails to exercise in writing its right to enter into the Loan within the time period specified above, Financial shall be deemed to have consented to the proposed Loan with an Outside Lender upon the same terms set forth in the Loan Offer. In the event that Financial has accepted the Loan Offer within ten (10) days, but fails to close the financing on the Financial Loan Consummation Date (unless such failure is caused by Lender, Covol or any affiliate thereof), then, without limiting any other rights which Lender may have against Debtor, neither Debtor nor Financial shall have the right to extend a Loan with respect to any subsequent proposed Loan. In the event Financial elects not to enter into the Loan as contemplated above, Lender shall have a three-month period in which it may consummate a Loan with an Outside Lender on the same or less lender-friendly terms as presented to Financial. If a subsequent Loan is on terms more favorable to the Outside Lender than the terms and conditions presented to Financial, Lender shall be required to make a new offer to Financial on terms identical to such third party

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

proposal. In the event this Note is subject to a Pledge and a foreclosure proceeding is commenced, Financial shall be provided at least fifteen (15) days prior written notice of such sale and Financial shall be entitled to purchase the Note at the highest bonafide bid price at such sale. Any assignment of this Note without first complying with the notice and offer provisions set forth in this paragraph shall be void and of no force or effect. Without limiting the foregoing, unless Debtor receives notice of assignment of this Note, Debtor shall be entitled to deal solely with the Lender with respect to the subject matter of this Note. Notwithstanding anything to the contrary contained herein, Lender may assign this Note to any wholly-owned subsidiary of Covol or any entity owning, directly or through one or more wholly-owned entities, all of the outstanding capital stock of Covol; provided that Covol remains either a parent or subsidiary of assignee at all times until the Note is paid in full.

         Debtor hereby waives presentment for payment, demand, notice of dishonor and protest of this Note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Utah in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as Lender may consent thereto in writing duly signed by Lender or its authorized agent. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Note amends and restates the Original Note in its entirety. The Original Note is hereby terminated and of no further force or effect.

         This Note shall be binding upon and inure to the benefit of the Lender and its respective heirs, executors, administrators, personal representatives and permitted successors and assigns.

         WAIVER OF JURY TRIAL: THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE OBLIGATIONS, THE TRANSACTION DOCUMENTS, THE DEBTOR-CREDITOR RELATIONSHIP OF DEBTOR AND LENDER OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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

         IN WITNESS WHEREOF, Debtor has caused this Note to be executed as of the date and year first above written.

                                            BIRMINGHAM SYN FUEL, L.L.C.


                                            By: /s/ Craig Longfield
                                            Name: Craig Longfield
                                            Title:   President

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